UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 16, 2006

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50917	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian, Shenzhen, China, 100020

(Address of Principal Executive Offices)

(86) 755-83765666
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 15, 2006, China Security & Surveillance Technology, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2006.  A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 8.01.	Other Events

On November 14, 2006, the Company issued a press release announcing the closing of the merger between the Company and its recently formed wholly owned Delaware subsidiary.  The sole purpose of the merger is to change the Company’s domicile from the British Virgin Islands to Delaware. The Company’s registration statement on Form S-4 covering the securities issued in connection with the merger was declared effective by the Securities and Exchange Commission on November 13, 2006. A copy of the press release is furnished hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by the Company dated November 15, 2006.

99.2	Press release issued by the Company dated November 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: November 16, 2006

/s/ Guoshen Tu

Chief Executive Officer